Impairment	6 Months Ended
Jun. 30, 2023
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment
Note 6: Impairment

	Half-year to 30 Jun 2023 £m	Half-year to 30 Jun 2022 £m

Impact of transfers between stages	439	419
Other changes in credit quality[1]	376	17
Additions and repayments	(144)	(76)
Other items	10	4
	242	(55)
Total impairment	681	364

In respect of:
Loans and advances to banks	(2)	1
Loans and advances to customers	678	329
Debt securities	(1)	2
Financial assets held at amortised cost	675	332
Impairment charge on drawn balances	675	332
Loan commitments and financial guarantees	7	32
Financial assets at fair value through other comprehensive income	(1)	–
Total impairment	681	364
[1]    Includes a credit for methodology and model changes of £3 million (half-year to 30 June 2022: charge of £2 million).
There was a £27 million charge in respect of residual value impairment and voluntary terminations within the Group’s UK Motor Finance business in the current period (half-year to 30 June 2022: no charge).
The Group’s impairment charge comprises the following:
Impact of transfers between stages
The net impact on the impairment charge of transfers between stages.
Other changes in credit quality
Changes in loss allowance as a result of movements in risk parameters that reflect changes in customer credit quality, but which have not resulted in a transfer to a different stage. This also contains the impact on the impairment charge of write-offs and recoveries, where the related loss allowances are reassessed to reflect the view of credit quality at the balance sheet date and therefore the ultimate realisable or recoverable value.
Additions and repayments
Expected loss allowances are recognised on origination of new loans or further drawdowns of existing facilities. Repayments relate to the reduction of loss allowances resulting from the repayment of outstanding balances that have been provided against.